Household Consumer Loan Deposit Trust
Collateral Report
Number of Due Periods Since Inception                       34
Due Period                                             01-Jul-98
Distribution Date                                      14-Aug-98
Payment Date                                           17-Aug-98
*** Trust Portfolio Summary ***
Annualized Cash Yield                                  18.42%
Annualized Gross Losses                                -10.84%
Annualized Portfolio Yield                             7.58%
Contractual Delinquency Status of Credit Lines:
(Principal / Principal)
     30 -   59 days  ($)                             230720733.12
     30 -   59 days (%)                                     6.19%
     60 -   89 days ($)                               76414333.12
     60 -   89 days (%)                                     2.05%
     90 - 119 days ($                                 49011419.52
     90 - 119 days (%)                                      1.32%
   120 - 149 days ($)                                 42797962.47
   120 - 149 days (%)                                       1.15%
   150 - 179 days ($)                                 39067141.14
   150 - 179 days (%)                                       1.05%
   180 - 209 days ($)                                 36534883.78
   180 - 209 days (%)                                       0.98%
   210 - 239 days ($)                                 35448168.62
   210 - 239 days (%)                                       0.95%
   240 - 269 days ($)                                 35388912.23
   240 - 269 days (%)                                       0.95%
   270 - 299 days ($)                                 34267204.45
   270 - 299 days (%)                                       0.92%
   300+ days  ($)                                      6273720.17
   300+ days (%)                                            0.17%
Additional Balances on Existing Credit Lines
(draws - principal only)                            49,991,179.98
Principal Collections                              124,540,109.97
Defaulted Receivables                               34,627,929.67
Finance Charge  & Administrative Collections        57,486,527.25
Recoveries                                           1,375,567.00
Average Principal Balance                        3,834,719,633.62
Personal Homeowner Lines as % of Total Principal           29.75%

Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1997-2

No. of PMTs Since Issuance:                                 9
Distribution Date:                                     08/14/98
Payment Date:                                          08/17/98
Collection Period Beginning:                           07/01/98
Collection Period Ending:                              07/31/98
Note and Certificate Accrual Beginning:                07/15/98
Note and Certificate Accrual Ending:                   08/17/98
Number of Days in the Accrual Period
PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation
Invested Amount                                        6.3605%
OC Balance as % of Ending Participation
Invested Amount                                        6.6733%
OC Balance as % of Ending Participation
Invested Amount (3 month aver                          6.0616%
Does Early Amortization Start Based on
OC/Part. Invstd. Amt. Test                                  0
Is the MAP Over?                                            0
Is this the Early Amortization Period?                      0
Interest Allocation Percentage Calculation:
Numerator                                       $974,741,683.06
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                 $3,834,719,633.62
Denominator - Component (y) - Aggregate
Numerators                                    $3,645,692,666.40
Applicable Interest Allocation Percentage                25.42%
Principal Allocation Percentage Calculation:
Numerator                                         $974,741,683.06
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                   $3,834,719,633.62
Denominator - Component (y) - Aggregate
Numerators                                      $3,650,550,336.38
Applicable Principal Allocation Percentage                 25.42%
Default Allocation Percentage Calculation:
Numerator                                         $974,741,683.06
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                   $3,834,719,633.62
Denominator - Component (y) - Aggregate
Numerators                                      $3,645,692,666.40
Default Allocation Percentage (Floating
Allocation Percentage)                                     25.42%
Minimum Principal Amount Calculation:
2.5% or 2.2% of Participation Invested Amount     $24,368,542.08
Series Participation Interest Default Amount
(Sec. 4.11 (a)(iii))                              $8,781,440.49
Excess of (i) 2.5% or 2.2% of Part. Inv. Amt.
over (ii) Series Part.                            $15,587,101.58
Minimum Principal Amount                          $15,587,101.58
Investor Principal Collections                    $18,949,481.69
Investor Finance Charge and Admin.
Collections (4.11a)                               $14,962,068.23
Investor Allocated Defaulted Amounts               $8,802,021.97
DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance  $974,741,683.06
Beginning Participation Invested Amount           $974,741,683.06
Ending Participation Unpaid Principal Balance     $947,010,760.88
Ending Participation Invested Amount              $946,990,179.41
Beginning Participation Unpaid Principal
Balance x (PRIME-1.50%)                             $5,875,526.26
Note Interest and Certificate Yield
Amounts Due Pursuant to Sec. 3.05                   $4,962,200.64
Participation Invested Amount x 150bps
per annum prior to 12/98, 25bp                      $1,218,427.10
Participation Interest Distribution Amount          $6,180,627.74
Application of Investor Finance Charges
& Administrative Collections:
Investor Finance Charge and Admin.
Collections (4.11a)                                $14,962,068.23
Servicing Fee if HFC is not the Servicer
(Sec. 4.11 (a)(i)                                           $0.00
Series Participation Interest Monthly
Interest (Sec. 4.11 (a)(ii))                        $6,180,627.74
Series Participation Interest Default
Amount (Sec. 4.11 (a)(iii))                         $8,781,440.49
Reimbursed  Series Particpation Interest
Charge-Offs (Sec. 4.11 (a)(i                                $0.00
Servicing Fee if HFC is the Servicer
(Sec. 4.11 (a)(v))                                          $0.00
Excess (Sec. 4.11 (a)(vi))                                  $0.00
Reconciliation Check                                        $0.00
Series Participation Interest Monthly Principal    $27,730,922.18
Beginning Unreimbursed Participation Interest
Charge-Offs                                                 $0.00
Series Participation Interest Charge-Offs(Sec. 4.12(a) $20,581.47 Reimbursed Series Particpation Interest
Charge-Offs (Sec. 4.11 (a)(i                                $0.00
Ending Unreimbursed Participation Interest Charge-Offs $20,581.47
Available Investor Principal Collections           $27,730,922.18
Participation Interest Distribution Amount          $6,180,627.74
Series Participation Interest Charge-Offs              $20,581.47
OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts
Due Pursuant to Sec. 3.05                           $4,962,200.64
Excess Interest                                     $1,197,845.63
Beginning Net Charge-Offs                                   $0.00
Reversals                                                   $0.00
+Available Investor Principal Collections          $27,730,922.18
+Series Participation Interest Charge Offs             $20,581.47
+ Lesser of Excess Interest and Carryover Charge Offs       $0.00
Optimum Monthly Principal                          $27,751,503.65
Are the Notes Retired ?                                     $0.00
Accelerated Principal Payment                       $1,197,845.63
Beginning Class A-1 Security Balance              $675,743,591.54
Beginning Class A-2 Security Balance              $48,000,000.00
Beginning Class A-3 Security Balance              $90,000,000.00
Beginning Class B Security Balance                $57,000,000.00
Beginning Certificate Security Balance            $42,000,000.00
Beginning Overcollateralization Amount plus APP   $63,195,937.15
Beginning Class A-1 Adjusted Balance              $675,743,591.54
Beginning Class A-2 Adjusted Balance              $48,000,000.00
Beginning Class A-3 Adjusted Balance              $90,000,000.00
Beginning Class B Adjusted Balance                $57,000,000.00
Beginning Certficate Adjusted Balance             $42,000,000.00
Beginning Overcollateralization Amount plus APP   $63,195,937.15
Class A-1 Balance After Payment pursuant to
clause in Sec 3.05 (a)(ii                         $647,992,087.89
Class A-2 Balance After Payment pursuant to
clause in Sec 3.05 (a)(ii                         $48,000,000.00
Class A-3 Balance After Payment pursuant to
clause in Sec 3.05 (a)(ii                         $90,000,000.00
Class B Balance After Payment pursuant to
clause in Sec 3.05 (a)(ii)(                       $57,000,000.00
Certificate Balance After Payment pursuant
to clause in Sec. 3.05(a)(                        $42,000,000.00
Class A-2 Minimum Adjusted Principal Balance      $16,000,000.00
Class A-3 Minimum Adjusted Principal Balance      $30,000,000.00
Class B Minimum Adjusted Principal Balance        $19,000,000.00
Certificate Minimum Adjusted Principal Balance    $14,000,000.00
Minimum Overcollateralization Amount              $17,000,000.00
Certificate Minimum Balance Target                 $9,565,547.80
Scheduled Certificate Payment to Certificate
Minimum Balance Target                            $32,434,452.20
Class A-1 Targeted Balance                        $492,434,893.29
Class A-2 Targeted Balance                       ($51,388,274.86)
Class A-3 Targeted Balance                        $23,720,448.46
Class B Targeted Balance                          $14,214,613.71
Certificate Targeted Balance                      $23,503,926.27
Class A-1:  Payment Required to get to Target     $183,308,698.25
Class A-2:  Payment Required to get to Target
or Minimum Adjusted Bal                           $32,000,000.00
Class A-3:  Payment Required to get to Target
or Minimum Adjusted Bal                           $60,000,000.00
Class B: Payment Required to get to Target or
Minimum Adjusted Balanc                           $38,000,000.00
Certificate: Payment Required to get to
Target or Minimum Adjusted Ba                     $18,496,073.73
OC: Payment to get to Minimum
Overcollateralization Amount                      $46,195,937.15
Section 3.05 Payment of Principal and
Interest;  Defaulted Interest
Pay Certificate Yield in step (ii) (1= Yes)                    1
Remittances on the Participation                  $33,911,549.92
Interest and Yield
(i)    Pay Class A-1 Interest Distribution -
       Sec. 3.05 (a)(i)(a)                        $3,615,157.82
        Pay Class A-2 Interest Distribution -
       Sec. 3.05 (a)(i)(b)                          $261,635.00
        Pay Class A-3 Interest Distribution -
       Sec. 3.05 (a)(i)(c)                          $499,640.63
        Pay Class B Interest Distribution -
       Sec. 3.05 (a)(i)(d)                          $329,501.56
        Pay Certificates the Certificate Yield -
       Sec. 3.05 (a)(i)(e)                          $256,265.63
Principal up to Optimum Monthly Principal
(ii)   Pay Class A-1 to Targeted Principal
       Balance - Sec. 3.05 (a)(ii                 $27,751,503.65
        Pay Class A-2 to Targeted Principal
        Balance - Sec. 3.05 (a)(i                           $0.00
        Pay Class A-3 to Targeted Principal
        Balance - Sec. 3.05 (a)(i                           $0.00
        Pay Class B to Targeted Principal
        Balance - Sec. 3.05 (a)(ii)                         $0.00
        ONLY Pay CertificateYield if not paid pursuant
        to Sec. 3.05 (                                      $0.00
Principal up to Optimal Monthly Principal
(iii)   Pay Certificate to Targeted Principal
        Balance - Sec. 3.05 (a)                             $0.00
(iv)  Pay OC Remaining Optimal Monthly Principal
      Amount - Sec. 3.05 (                                  $0.00
Principal up to the Accelerated Principal Payment Amount
(v)   Pay Class A-1 to Targeted Principal
      Balance - Sec. 3.05 (a)(v)(                  $1,197,845.63
        Pay Class A-2 to Targeted Principal
        Balance - Sec. 3.05 (a)(v                           $0.00
        Pay Class A-3 to Targeted Principal
        Balance - Sec. 3.05 (a)(v                           $0.00
        Pay Class B to Targeted Principal
        Balance - Sec. 3.05 (a)(v)(                         $0.00
        Pay Class A-1 to zero - Sec. 3.05 (a)(v)(e)         $0.00
        Pay Class A-2 to zero - Sec. 3.05 (a)(v)(f)         $0.00
        Pay Class A-3 to zero - Sec. 3.05 (a)(v)(g)         $0.00
        Pay Class B to zero - Sec. 3.05 (a)(v)(h)           $0.00
Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05 (a)(vi)(a)          $0.00
        Pay Class A-2 to zero - Sec. 3.05 (a)(vi)(b)        $0.00
        Pay Class A-3 to zero - Sec. 3.05 (a)(vi)(c)        $0.00
        Pay Class B to zero - Sec. 3.05 (a)(vi)(d)          $0.00
        Pay Certificates up to Certificate Min.
        Bal. or zero - Sec. 3                               $0.00
        Pay HCLC Optimum Monthly Principal provided
        OC > zero - Sec.                                    $0.00
(vii)  Remaining Amounts to HCLC - Sec. 3.05 (a)(vii)       $0.00
Total Reconciliation Check                                  $0.00
Accelerated Principal Reconciliation                        $0.00
Optimum Monthly Principal Reconciliation                    $0.00
BOND SUMMARY:
Beginning Class A-1 Note Security Balance         $675,743,591.54
Beginning Class A-2 Note Security Balance         $48,000,000.00
Beginning Class A-3 Note Security Balance         $90,000,000.00
Beginning Class B Note Security Balance           $57,000,000.00
Beginning Certificate Security Balance            $42,000,000.00
Beginning Overcollateralization Amount            $61,998,091.52
Beginning Class A-1 Adjusted Balance              $675,743,591.54
Beginning Class A-2 Adjusted Balance              $48,000,000.00
Beginning Class A-3 Adjusted Balance              $90,000,000.00
Beginning Class B Adjusted Balance                $57,000,000.00
Beginning Certficate  Adjusted Balance            $42,000,000.00
Beginning Overcollateralization Amount            $61,998,091.52
Ending Class A-1 Note Security Balance            $646,794,242.26
Ending Class A-2 Note Security Balance            $48,000,000.00
Ending Class A-3 Note Security Balance            $90,000,000.00
Ending Class B Note Security Balance              $57,000,000.00
Ending Certificate Security Balance               $42,000,000.00
Ending Overcollateralization Amount               $63,195,937.15
Ending Class A-1 Adjusted Balance                 $646,794,242.26
Ending Class A-2 Adjusted Balance                 $48,000,000.00
Ending Class A-3 Adjusted Balance                 $90,000,000.00
Ending Class B Adjusted Balance                   $57,000,000.00
Ending Certficate  Adjusted Balance               $42,000,000.00
Ending Overcollateralization Amount               $63,195,937.15
Class A-1 Note Rate Capped at 12.5%                    5.836250%
Class A-2 Note Rate Capped at 14.0%                    5.946250%
Class A-3 Note Rate Capped at 14.0%                    6.056250%
Class B Note Rate Capped at 14.0%                      6.306250%
Certificate Rate Capped at 15.0%                       6.656250%
Class A-1 Interest Due                            $3,615,157.82
Class A-2 Interest Due                              $261,635.00
Class A-3 Interest Due                              $499,640.63
Class B Interest Due                                $329,501.56
Certificate Yield Due                               $256,265.63
Class A-1 Interest Paid                           $3,615,157.82
Class A-2 Interest Paid                             $261,635.00
Class A-3 Interest Paid                             $499,640.63
Class B Interest Paid                               $329,501.56
Certificate Yield Paid                              $256,265.63
Class A-1 Unpaid Interest                                   $0.00
Class A-2 Unpaid Interest                                   $0.00
Class A-3 Unpaid Interest                                   $0.00
Class B Unpaid Interest                                     $0.00
Certificate Unpaid Yield                                    $0.00
Class A-1 Principal Paid                          $28,949,349.28
Class A-2 Principal Paid                                    $0.00
Class A-3 Principal Paid                                    $0.00
Class B Principal Paid                                      $0.00
Certificate Principal Paid                                  $0.00
OC Principal Paid                                           $0.00
Beginning Class A-1 Net Charge-Off                          $0.00
Beginning Class A-2 Net Charge-Off                          $0.00
Beginning Class A-3 Net Charge-Off                          $0.00
Beginning Class B Net Charge-Off                            $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A-1                            $0.00
Reversals Allocated to Class A-2                            $0.00
Reversals Allocated to Class A-3                            $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated
Principal Payments                                $1,197,845.63
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A-1                          $0.00
Charge-Offs Allocated to Class A-2                          $0.00
Charge-Offs Allocated to Class A-3                          $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A-1 Net Charge-Off                             $0.00
Ending Class A-2 Net Charge-Off                             $0.00
Ending Class A-3 Net Charge-Off                             $0.00
Ending Class B Net Charge-Off                               $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Bond Balance Reconciliation(should equal $0.00)           ($0.00)
Certificate Balance/Participation Invested
Amount (Beginning of Month                                4.3088%

Designated Certificate / Certificate Security
(Balance Beginning of Month)
Designated Certificate  - Beginning of Month          $420,000.00
Principal Payments in Respect of  Designated
Certificate (Sec. 3.05 (                                    $0.00
Designated Certificate  - End of Month                $420,000.00
Yield Payments in Respect of Designated
Certificate (Sec. 3.05 (a)(i)                          $2,562.66
Designated Certificateholder Accelerated
Principal Payments - Beginni                      $10,998,091.52
Accelerated Principal Payment (Sec. 3.05 (v))      $1,197,845.63
Payments to Holder of Designated Certificate
in respect to Acc. Prin.                                    $0.00
Designated Certificateholder Accelerated
Principal Payments - Ending                       $12,195,937.15
Designated Certificateholder Holdback
Amount (Beginning of Month)                       $51,000,000.00
Payments to Designated Certificates in
Reduction of Holdback Amount (                              $0.00
Designated Certificateholder Holdback
Amount (End of Month)                             $51,000,000.00
Remaining Payments to Designated
Certificates (Sec. 3.05 paragraph fo                        $0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))               $0.00
Monthly Security  Report
Household Consumer Loan Trust 1997-2
Distribution Date                                      08/14/98
Payment Date:                                          08/17/98
Collection Period Beginning                            07/01/98
Collection Period Ending:                              07/31/98
Note and Certificate Accrual Beginning:                07/15/98
Note and Certificate Accrual Ending:                   08/17/98
Ending Pool Principal Balance                   $3,725,565,760.80
Series 1997-1 Participation Invested Amount       $946,990,179.41
Seller Amount                                     $183,762,674.02
Remittances on the Participation                  $33,911,549.92
Optimum Monthly Principal                         $27,751,503.65
Accelerated Principal Payment                     $1,197,845.63
Beginning Class A-1 Note Security Balance         $675,743,591.54
Beginning Class A-2 Note Security Balance         $48,000,000.00
Beginning Class A-3 Note Security Balance         $90,000,000.00
Beginning Class B Note Security Balance           $57,000,000.00
Beginning Certificate Security Balance            $42,000,000.00
Beginning Overcollateralization Amount            $61,998,091.52
Beginning Class A-1 Adjusted Balance              $675,743,591.54
Beginning Class A-2 Adjusted Balance              $48,000,000.00
Beginning Class A-3 Adjusted Balance              $90,000,000.00
Beginning Class B Adjusted Balance                $57,000,000.00
Beginning Certificate Adjusted Balance            $42,000,000.00
Beginning Overcollateralization Amount            $61,998,091.52
Ending Class A-1 Note Security Balance            $646,794,242.26
Ending Class A-2 Note Security Balance            $48,000,000.00
Ending Class A-3 Note Security Balance            $90,000,000.00
Ending Class B Note Security Balance              $57,000,000.00
Ending Certificate Security Balance               $42,000,000.00
Ending Overcollateralization Amount               $63,195,937.15
Ending Class A-1 Adjusted Balance                 $646,794,242.26
Ending Class A-2 Adjusted Balance                 $48,000,000.00
Ending Class A-3 Adjusted Balance                 $90,000,000.00
Ending Class B Adjusted Balance                   $57,000,000.00
Ending Certificate Adjusted Balance               $42,000,000.00
Ending Overcollateralization Amount               $63,195,937.15
Class A-1 Note Rate Capped at 12.5%                    5.8362500%
Class A-2 Note Rate Capped at 14.0%                    5.9462500%
Class A-3 Note Rate Capped at 14.0%                    6.0562500%
Class B Note Rate Capped at 14.0%                      6.3062500%
Certificate Rate Capped at 15.0%                       6.6562500%
Class A-1 Interest Due                            $3,615,157.82
Class A-2 Interest Due                             $261,635.00
Class A-3 Interest Due                             $499,640.63
Class B Interest Due                               $329,501.56
Certificate Yield Due                              $256,265.63
Class A-1 Interest Paid                           $3,615,157.82
Class A-2 Interest Paid                            $261,635.00
Class A-3 Interest Paid                            $499,640.63
Class B Interest Paid                              $329,501.56
Certificate Yield Paid                             $256,265.63
Class A-1 Unpaid Interest                                   $0.00
Class A-2 Unpaid Interest                                   $0.00
Class A-3 Unpaid Interest                                   $0.00
Class B Unpaid Interest                                     $0.00
Cetificate Unpaid Yield                                     $0.00
Class A-1 Principal Paid                          $28,949,349.28
Class A-2 Principal Paid                                    $0.00
Class A-3 Principal Paid                                    $0.00
Class B Principal Paid                                      $0.00
Certificate Principal Paid                                  $0.00
OC Principal Paid                                           $0.00
Beginning Class A-1 Net Charge-Off                          $0.00
Beginning Class A-2 Net Charge-Off                          $0.00
Beginning Class A-3 Net Charge-Off                          $0.00
Beginning Class B Net Charge-Off                            $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A-1                            $0.00
Reversals Allocated to Class A-2                            $0.00
Reversals Allocated to Class A-3                            $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated
Principal Payments                                  $1,197,845.63
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A-1                          $0.00
Charge-Offs Allocated to Class A-2                          $0.00
Charge-Offs Allocated to Class A-3                          $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A-1 Net Charge-Off                             $0.00
Ending Class A-2 Net Charge-Off                             $0.00
Ending Class A-3 Net Charge-Off                             $0.00
Ending Class B Net Charge-Off                               $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Interest paid per $1,000 Class A-1                      $3.963989
Principal paid per $1,000 Class A-1                    $31.742708
Interest paid per $1,000 Class A-2                      $5.450729
Principal paid per $1,000 Class A-2                    $0.000000
Interest paid per $1,000 Class A-3                     $5.551563
Principal paid per $1,000 Class A-3                    $0.000000
Interest paid per $1,000 Class B                       $5.780729
Principal paid per $1,000 Class B                      $0.000000
Yield Paid per $1,000 Certificate                      $6.101563
Principal Paid per $1,000 Certificate                  $0.000000

Bloomberg Summary
Household Consumer Loan Trust 1997-2
Distribution Date                                      17-Aug-98
Due Period                                                Jul-98
Monthly Payment Rate (including charge offs)                4.15%
Monthly Draw Rate                                           1.30%
Monthly Net Payment Rate                                    2.85%
Actual Payment Rate                                         2.85%
Annualized Cash Yield                                      18.42%
Annualized Gross Losses                                    10.84%
Annualized Portfolio Yield                                  7.58%
Weighted Coupon                                             5.93%
Excess Servicing                                            1.65%
Ending Overcollateralization Percentage (3 mo avg)          6.36%
Trigger Level                                               4.25%
Excess Overcollateralization                                2.11%
Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                               6.19%
      60-89 days (Del Stat 2)                               2.05%
      90+ days (Del Stat 3+)                                7.48%
Total Participation Balance (ending)                  947,010,761